Filed Pursuant to Rule 497(e)
File No. 333-224023

GUGGENHEIM CREDIT INCOME FUND 2019
Prospectus Supplement No. 1 Dated May 1, 2020
To Prospectus Dated April 9, 2020
This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Guggenheim Credit Income Fund 2019, dated April 9, 2020 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Guggenheim Credit Income Fund 2019 upon request.
RECENT DEVELOPMENTS

1.
Brian S. Williams has tendered his resignation as Chief Financial Officer and Treasurer of Guggenheim Credit Income Fund 2019 (the “Company”) to pursue other opportunities effective as of April 30, 2020. On April 29, 2020, the Board of Trustees appointed Cielo M. Ordonez as Chief Financial Officer and Treasurer of the Company effective as of May 1, 2020. Accordingly, the following updates are made to the Prospectus.

Effective immediately, in the section of the Prospectus entitled “Executive Officers,” the reference to Brian S. Williams is hereby deleted in its entirety and replaced as follows:

Name and Age of Officer	Position(s) Held with Company	Term of Office- Length of Time Served	Principal Occupation(s) Past Five Years (1)
Cielo M. Ordonez, 38	Chief Financial Officer and Treasurer	Appointed May 2020	Current: Director, Guggenheim Investments, (2018-present). Former: Controller, Apollo Investment Corporation (2015-2018); Senior Manager, BDO USA, LLP (2006-2015).

Effective immediately, in the section of the Prospectus entitled “Biographies of Executive Officers Who are Not Trustees,” the reference to Brian S. Williams is hereby deleted in its entirety and replaced as follows:
Cielo M. Ordonez serves as Chief Financial Officer and Treasurer of the Company, as well as Director for Guggenheim Investments. Ms. Ordonez is responsible for the oversight of finance, accounting and fund administration for the BDCs. She joined Guggenheim in August 2018 as Controller of the Company. Prior to joining Guggenheim in August 2018, Ms. Ordonez served as Controller for Apollo Investment Corporation, a BDC, where she was responsible for accounting, finance and financial reporting of the company. Prior to joining Apollo, Ms. Ordonez was a Senior Manager at BDO USA, LLP, where she managed audit engagements in various asset management firms specializing in hedge funds and BDCs. Ms. Ordonez graduated cum laude from University of Santo Tomas in the Philippines, with B.S. in Accountancy. She is a Certified Public Accountant.
Effective immediately, in the section of the Prospectus entitled “Control Persons and Principal Shareholders,” the reference to Brian S. Williams is hereby deleted in its entirety and replaced as follows:

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Name	Number	Percentage of current ownership (2)
Executive Officers:
Cielo M. Ordonez	—	—%

2.	The Company is temporarily changing the frequency at which it intends to accept and close on subscriptions from weekly to monthly.
Accordingly, all references to a “weekly” closing on subscriptions are hereby changed to “weekly, however during times of market volatility the Company may decrease the frequency of accepting capital on a no less than monthly basis.”

The Company reserves the right to close on subscriptions more frequently as circumstances permit.

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